EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of HOMASSIST CORPORATION (the "Company") on Form 10-KSB for the period ended January 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marie Legere, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marie Legere

---------------------------

Date: May 14, 2006

Marie Legere

Chief Financial Officer